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                                                                 EXHIBIT 10.20.1

                                                                  EXECUTION COPY



                                    SECOND AMENDMENT dated as of June 16, 2005
                           (this "Amendment"), to the Amended Revolving Credit Agreement, dated as of January 14, 2004 (as amended by the First Amendment, dated as of February 10, 2005, the "Revolving Credit Agreement"), among Alon USA, LP (the "Borrower"), the Guarantor Companies party thereto, the Lenders party thereto and Israel Discount Bank of New York, as Agent (the "Agent").

                  WHEREAS, the Parent has advised the Agent that the Parent intends to consummate an IPO (as hereinafter defined);

                  WHEREAS, the Borrower has requested that the Required Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Revolving Credit Agreement) agree to amend the Revolving Credit Agreement to modify the definition of "Change of Control", to terminate guarantees made by Investors in favor of the Lender, to permit the Parent and the other Companies to invest the proceeds of the IPO in any other Company and to permit repayment, redemption or other return of any such investment; and

                  WHEREAS, the undersigned Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Revolving Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Revolving Credit Agreement effective as of the Second Amendment Effective Date.

                  (a) The definition of "Change of Control" in Section 1.01 of the Revolving Credit Agreement is hereby amended as follows:

                           (i) Replacing "96%" with "51%" in subclause (i).

                           (ii) Replacing "96%" with "51%" in subclause (A) of
                  the first proviso.

                  (b) The definition of "Guaranties" in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting subclause (ii) in its entirety and replacing "(iii)" with "(ii)".



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                  (c) The definition of "Guarantors" in Section 1.01 of the
Revolving Credit Agreement is hereby amended by deleting ", the Investors".

                  (d) Section 1.01 of the Revolving Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order in such Section:

                           "Common Stock" shall have the meaning assigned to
                  such term in the Registration Statement.

                           "IPO" means the proposed initial public offering of
                  Common Stock of the Parent under the Securities Act, completed substantially as described in the Registration Statement, which offering shall be completed as a primary offering by the Parent.

                           "IPO Effective Date" means the date on which the IPO
                  is consummated in accordance with the terms set forth in (i) the Second Amendment and (ii) the Registration Statement.

                           "IPO Investment" means any intercompany loans,
                  advances or investments (by intercompany loan, investment in Capital Stock or otherwise) made by the Parent or any other Company to any other Company with proceeds of the IPO.

                           "Prospectus" means the prospectus included within the
                  Registration Statement.

                           "Registration Statement" means the Parent's Form S-1
                  Registration Statement, as filed with the SEC on May 11, 2005, as amended from time to time.

                           "SEC" means the United States Securities and Exchange
                  Commission and any successor thereto.

                           "Second Amendment" means the Second Amendment to this
                  Agreement, dated as of June 16, 2005, by and among the Borrower, the Guarantor Companies, the Lenders and the Agent.

                           "Securities Act" means the Securities Act of 1933, as
                  in effect from time to time.

                  (e) The definition of "Permitted Payments" in Section 1.01 of the Revolving Credit Agreement is hereby amended as follows:

                           (i) replacing "and (iv)" with "(iv)"; and

                           (ii) inserting the following immediately before the
                  period at the end of the definition: ", and (v) upon demand by any Company, repayment, redemption, dividend or other return of all or any portion of



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                  any IPO Investment by any Company, to the Parent or any other
                  Company in connection with such IPO Investment, or, in the case of a dividend, ratably to any of the Companies' holders of Capital Stock; provided that both immediately before and immediately after any such repayment, redemption or other return, no Default or Event of Default shall have occurred and be continuing."

                  (f) Section 6.01(f) of the Revolving Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                           "(f) Subsidiaries. Schedule 6.01(f) hereto is a
                  complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of the Companies (other than the Parent to the extent sold upon the consummation of the IPO as contemplated by the Prospectus) and each Subsidiary of the Companies in existence on the date hereof. Except as provided in Schedule 6.01(f) hereto and except for the shares of Capital Stock of the Parent to be sold upon the consummation of the IPO as contemplated by the Prospectus, all shares of such Capital Stock owned by the Loan Parties or one or more Subsidiaries of the Companies, as indicated in such Schedule, are owned free and clear of all Liens other than Liens created by the Loan Documents or the Term Loan Documents and Permitted Liens described in clause (ii), (iii), (iv), (x) or (xi) of Section 7.02(a) hereof."

                  (g) Section 7.02(f) of the Revolving Credit Agreement is hereby amended by (i) replacing "; and" with ";" at the end of paragraph (xv) thereof; (ii) re-lettering paragraph (xvi) thereof as paragraph (xix); and (iii) inserting the following new paragraphs(xvi), (xvii) and (xviii) at the end thereof:

                           "(xvi) any IPO Investment; provided that both
                  immediately before and immediately after any such IPO Investment by the Borrower or any of its Subsidiaries, no Default or Event of Default shall have occurred and be continuing;

                           (xvii) the repurchase by Alon USA Operating, Inc. of
                  its own Capital Stock from the Parent; provided that any such repurchase is funded solely with the proceeds of the IPO;

                           (xviii) the repurchase by Alon Assets, Inc. of its
                  own Capital Stock from the Parent; provided that any such repurchase is funded solely with the proceeds of the IPO; and"

                  (h) Section 7.02(w) of the Revolving Credit Agreement is hereby amended by inserting the following immediately after the word "Except" in the first line thereof: "in connection with the IPO and".



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                  (i) Section 11.02 (a) of the Revolving Credit Agreement is
hereby amended by deleting "(and the obligations of the Investors under their Guaranties)" in the ninth line, deleting "or the Investors" in both places in the twelfth line,

                  (j) Schedule B of the Revolving Credit Agreement is hereby amended by deleting all references to each Limited Guaranty and each Amended and Restated Limited Guaranty mentioned therein.

                  (k) Schedule 6.01(f) is hereby amended by deleting the existing Schedule 6.01(f) in its entirety and substituting therefor a new
Schedule 6.01(f), attached as Exhibit A hereto. All references to "Schedule 6.01(f)" in the Revolving Credit Agreement shall mean such schedule as set forth in Exhibit A hereto.

                  (l) Alon Israel Oil Company Ltd., Africa Israel Investments Ltd., Bielsol Investments (1987) Ltd. and Sha'ar Mandelbaum Ltd. are hereby irrevocably released from each of their respective Limited Guaranties and Amended and Restated Limited Guaranties, each dated as of August 8, 2000, and each as amended and restated on September 15, 2003 in favor of the Agent (the "Investor Limited Guaranty") and each Investor Limited Guaranty is hereby terminated and shall be of no further force or effect.

                  SECTION 2. Representations and Warranties.

                  Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof and as of the Second Amendment Effective Date:

                  (a) (i) All representations and warranties of each Company set forth in the Loan Documents (as amended hereby), any certificate or other writing delivered to the Agent or the Lenders are true and correct in all material respects except to the extent that any representation or warranty expressly relates to an earlier date (in which case such representation or warranty is true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or will result from the Second Amendment or the IPO becoming effective in accordance with its terms.

                  (b) The execution, delivery and performance by each Company of this Amendment and the transactions contemplated herein and the performance by each such Company of the Revolving Credit Agreement, as amended hereby, (i) have been duly authorized by all necessary action; (ii) do not and will not contravene, in the case of a corporation, its charter or by-laws, in the case of a limited liability company, its certificate of formation and limited liability operating agreement, or any applicable equivalent document, and in the case of a limited partnership, its certificate of limited partnership and limited partnership agreement, or any applicable equivalent document, or any applicable law or any indenture, other material agreement, instrument or other material contractual restriction binding on or otherwise affecting it or any of its properties; (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any Company's or any Company's Subsidiaries' assets or properties; and (iv) do not and will not result in any



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suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties except where such suspension, revocation, impairment, forfeiture or nonrenewal is not reasonably likely to have a Material Adverse Effect.

                  (c) New Schedule 6.01(f), attached hereto as Exhibit A, is true and correct in all respects on and as of the Second Amendment Effective Date (other than with respect to the ownership of the outstanding Capital Stock of the Parent to the extent sold upon the consummation of the IPO as contemplated by the Prospectus).

                  (d) This Amendment, the Revolving Credit Agreement, as amended hereby, and each other Loan Document to which any Company is a party is a legal, valid and binding obligation of such Company, enforceable against such Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  SECTION 3. Conditions Precedent to Effectiveness.

                  (a) This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Second Amendment Effective Date"):

                           (i) the Agent shall have received counterparts
                  hereof, duly executed and delivered by the Borrower, the Guarantor Companies, the Agent and the Required Lenders;

                           (ii) the Agent shall have received the Second
                  Amendment to the Term Loan Agreement, duly executed and delivered by each party thereto and in form and substance satisfactory to the Agent;

                           (iii) the Agent shall have received a certificate of
                  an authorized officer of the Parent and the Borrower, dated the Second Amendment Effective Date, confirming the accuracy of the representations and warranties set forth in Section 2;

                           (iv) the Agent shall have received all amounts due
                  hereunder or under the Credit Agreement and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Company hereunder or under any Loan Document;

                           (v) the Agent shall have received a true and complete
                  copy of the Prospectus; and

                           (vi) the IPO Effective Date shall have occurred.



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                  SECTION 4. Effect of Amendment.

                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under, the Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Revolving Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Revolving Credit Agreement and the other Loan Documents.

                  SECTION 5. Continued Effectiveness of Revolving Credit Agreement.

                  Each Loan Party hereby (a) confirms and agrees that the Revolving Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date, all references in any such Loan Document to "the Revolving Credit Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Revolving Credit Agreement shall mean the Revolving Credit Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties, or any of their respective Subsidiaries from time to time existing in respect of the Revolving Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not operate as an amendment or waiver of any right, power or remedy of the Agents or the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Financing Agreement or any other Loan Document.

                  SECTION 6. Counterparts.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.



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                  SECTION 7. Applicable Law.

                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. Waiver of Jury Trial.

                  THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).

                  SECTION 9. Headings.

                  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



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                  IN WITNESS WHEREOF, the Borrower, the Guarantor Companies, the
Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                   Borrower:

                                   ALON USA, LP

                                   By: Alon USA GP, LLC, a Delaware limited
                                   liability company, its general partner


                                   By: /s/ David Wiessman
                                       -----------------------------------------
                                       Name: David Wiessman
                                       Title: Chairman of the Board of Managers


                                   Guarantor Companies:
                                   -------------------

                                   ALON ASSETS, INC.
                                   ALON USA OPERATING, INC
                                   ALON USA REFINING, INC.
                                   ALON USA PIPELINE, INC.
                                   ALON PETROLEUM PIPE LINE COMPANY
                                   FIN-TEX PIPE LINE COMPANY
                                   T & R ASSETS, INC.
                                   ALON USA ASPHALT, INC.
                                   ALON ASPHALT BAKERSFIELD, INC
                                   ALON USA, INC.
                                   ALON USA ENERGY, INC.
                                   ALON USA CAPITAL, INC.


                                   By: /s/ David Wiessman
                                       -----------------------------------------
                                       Name:  David Wiessman
                                       Title: Chairman of the Board of Directors


                                   ALON USA GP, LLC


                                   By: /s/ David Wiessman
                                       -----------------------------------------
                                       Name:  David Wiessman
                                       Title: Chairman of the Board of Managers



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                                   SOUTHWEST CONVENIENCE STORES, LLC
                                   ALON USA INTERESTS, LLC


                                   By: /s/ Jeffrey D. Morris
                                       -----------------------------------------
                                       Name:  Jeffrey D. Morris
                                       Title: Chairman of the Board of Managers


                                   ALON USA DELAWARE, LLC


                                   ALON PIPELINE LOGISTICS, LLC


                                   By: /s/ David Wiessman
                                       -----------------------------------------
                                       Name:  David Wiessman
                                       Title: President



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                                   Agent and Lender:

                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By: /s/ Amir Barash
                                       -----------------------------------------
                                       Name:  Amir Barash
                                       Title: FVP


                                   By: /s/ Kevin Lord
                                       -----------------------------------------
                                       Name:  Kevin Lord
                                       Title: VP


                                   Agent and Lender:

                                   BANK LEUMI USA


                                   By: /s/ Ronnie Prezelmeyer
                                       -----------------------------------------
                                       Name:  Ronnie Prezelmeyer
                                       Title: Assistant Treasurer


                                   By: /s/ Yuval Talmy
                                       -----------------------------------------
                                       Name:  Yuval Talmy
                                       Title: Vice President